UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

(Amendment No. 1)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

DOCUMENT SECURITY SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PRELIMINARY PROXY MATERIALS – SUBJECT TO COMPLETION

DOCUMENT SECURITY SYSTEMS, INC.

200 CANAL VIEW BOULEVARD, SUITE 300

ROCHESTER, NEW YORK 14623

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders (the “Annual Meeting”) of Document Security Systems, Inc. (the “Company”, “we”, “us” or “our”) will be held on December 9, 2019, at 10:30 a.m. (Eastern Standard Time) at the Grand Hyatt New York, 109 East 42nd Street at Grand Central Terminal, New York, New York, 10017, for the purposes of:

1.	Electing seven directors to the Company’s Board of Directors;

2.	Ratifying the appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;

3.	Approving the Company’s 2020 Equity Incentive Plan (the “2020 Incentive Plan”);

4.	Conducting an advisory vote on executive compensation;

5.	Conducting an advisory vote on the frequency of future advisory votes on executive compensation; and

6.	Transacting such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

The Board of Directors has fixed the close of business on November 4, 2019 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof.

This year, we are delivering paper copies of our proxy materials to stockholders. Accordingly, you are receiving all proxy materials by mail. These proxy materials include the proxy statement, a WHITE proxy card and our Annual Report on Form 10-K, as amended. These proxy materials will be mailed on or about November [14], 2019 to the stockholders of record on the Record Date

The Company’s Annual Report on Form 10-K, as amended and the proxy statement, along with any amendments to the foregoing materials that are required to be furnished to stockholders, will be available at www.proxyvote.com.

By order of the Board of Directors

Heng Fai Ambrose Chan Chairman of the Board

WHETHER OR NOT YOU PLAN ON ATTENDING THE ANNUAL MEETING IN PERSON, PLEASE VOTE USING THE WHITE PROXY CARD AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

DOCUMENT SECURITY SYSTEMS, INC.

200 CANAL VIEW BOULEVARD, SUITE 300

ROCHESTER, NEW YORK 14623

PROXY STATEMENT FOR THE COMPANY’S

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 9, 2019

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving these proxy materials?

The proxy materials describe the proposals on which our Board of Directors would like you, as a stockholder, to vote at the Annual Meeting. The materials provide you with information on these proposals so that you can make an informed decision.

Who can vote at the Annual Meeting of Stockholders?

Stockholders who owned shares of common stock of the Company, par value $0.02 per share (the “Common Stock”), as of November 4, 2019, the Record Date, may attend and vote at the Annual Meeting. Each share is entitled to one vote. There were 36,180,626 shares of Common Stock outstanding as of the Record Date. All shares of Common Stock shall vote together as a single class.

What is the proxy card?

The proxy card enables you to appoint the persons named therein as your representative to vote your shares at the Annual Meeting, and to provide specific instructions as to how you wish your shares to be voted. By completing and returning the WHITE proxy card, you are authorizing these persons to vote your shares at the Annual Meeting in accordance with your instructions on the WHITE proxy card. By providing specific voting instructions for each proposal identified on the WHITE proxy card, your shares will be voted in accordance with your wishes whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we suggest that you complete and return your WHITE proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on a proxy card, your appointed representative will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

You are being asked to vote on the election of the Company’s Board of Directors, on the ratification of the appointment of Company’s independent registered public accountants for the fiscal year ending December 31, 2019, for approval of the Company’s 2020 Incentive Plan, for approval of the compensation as disclosed in this Proxy Statement of the Company’s executive officers who are named in this Proxy Statement’s Summary Compensation Table, and on the frequency of future advisory votes on executive compensation. We may also transact any other business that properly comes before the Annual Meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that the stockholders vote “For” each of the nominees for director named below, “For” the ratification of the appointment of the Company’s independent registered public accountants for the fiscal year ending December 31, 2019, “For” approval of the 2020 Incentive Plan, “For” approval of executive compensation as disclosed in this Proxy Statement, and for “1 year” with respect to the frequency of advisory votes on executive compensation.

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How are proxy materials being made available to shareholders?

We have opted to provide our materials pursuant to the full set delivery option in connection with the Annual Meeting. Under the full set delivery option, a company delivers all proxy materials to its shareholders. The approximate date on which the proxy statement and proxy card are intended to be first sent or given to the Company’s shareholders (each a “Shareholder”, and collectively, the “Shareholders”) is [November 15], 2019. This delivery can be by mail or, if a shareholder has previously agreed, by e-mail. In addition to delivering proxy materials to shareholders, the Company must also post all proxy materials on a publicly accessible website and provide information to shareholders about how to access that website. Accordingly, you should have received our proxy materials by mail or, if you previously agreed, by e-mail. These proxy materials include this Notice of Annual Meeting of Stockholders, proxy statement, and proxy card. These materials are available free of charge at www.proxyvote.com.

What is the difference between holding shares as a stockholder of record and holding shares as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank, broker dealer or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Registered Stockholders (Stockholders of Record)

If on the Record Date, your shares were registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, LLC, you are a stockholder of record who may vote at the Annual Meeting. As the stockholder of record, you have the right to direct the voting of your shares by returning a WHITE proxy card to us. You may also vote in person at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, date and sign a WHITE proxy card and provide specific voting instructions to ensure that your shares will be voted at the Annual Meeting.

Beneficial Owner

If on the Record Date, your shares were held in an account at a brokerage firm, bank, broker-dealer or other similar organization, you are considered the beneficial owner of shares held “in street name”, and our proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct your nominee holder on how to vote your shares and to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from your brokerage firm, bank, broker dealer or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank, broker dealer or other nominee holder. If you do not make this request, you can still vote by following the voting instructions in the materials you received from your brokerage firm, bank, broker dealer or other nominee; however, you will not be able to vote in person at the Annual Meeting.

How do I vote?

Stockholders of record (also called registered stockholders) may vote by any of the following methods:

A. By mail: you may vote by completing the WHITE proxy card with your voting instructions and returning it in the postage-paid envelope provided to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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If we receive your WHITE proxy card prior to the Annual Meeting date and you have marked your voting instructions on the WHITE proxy card, your shares will be voted:

●	as you instruct, and

●	as your proxy representative may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

B. By Internet: read the proxy materials and follow the instructions provided on the proxy card.

C. By toll-free telephone: read the proxy materials and call the toll free number provided in the instructions on the proxy card.

D. In person at the Annual Meeting.

If your shares are held in the name of a broker, bank, broker dealer or other nominee holder of record, you may vote by any of the following methods:

A. By Mail: you may vote by completing the voting instruction form with your voting instructions and returning it to your broker, bank, broker dealer or other nominee holder of record prior to the Annual Meeting.

B. By Internet: You may vote via the Internet by following the instructions provided in the materials you received from your nominee holder.

C. By toll-free telephone: You may vote by calling the toll free telephone number provided in the materials you received from your nominee holder.

D In Person: If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a valid proxy from the nominee organization that holds your shares.

What does it mean if I receive more than one WHITE proxy card or voting instruction form?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all WHITE proxy cards, and provide your voting instructions, to ensure that all of your shares are voted for each of the proposals.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

●	sending a written notice to the Secretary of the Company stating that you would like to revoke your proxy of a particular date;
●	signing another proxy card with a later date and returning it before the polls close at the Annual Meeting;
●	voting again via the internet or by toll free telephone by following the instructions on the proxy card;
●	attending the Annual Meeting and voting in person

Please note, however, that if your shares are held of record by a brokerage firm, bank, broker dealer or other nominee, you must instruct your broker, bank, broker dealer or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank, broker dealer or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank, broker dealer or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

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How are votes counted?

Consistent with state law and our bylaws, the presence, in person or by proxy, of at least a majority of the shares entitled to vote at the meeting will constitute a quorum for purposes of transacting business at the meeting. Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof unless a new record date is set for the adjournment. Shares held of record by stockholders or their nominees who do not vote by proxy or attend the meeting in person will not be considered present or represented and will not be counted in determining the presence of a quorum. Signed proxies that withhold authority or reflect abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are proxies received from brokerage firms or other nominees holding shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to matters being voted on. Broker non-votes will be counted for purposes of establishing a quorum to conduct business at the meeting, but not for determining the number of shares voted FOR, AGAINST, ABSTAINING or WITHHELD FROM with respect to any matters, as well as shares voted “1 YEAR”, “2 YEARS”, or “3 YEARS” with respect to the advisory vote on the frequency of future advisory votes on executive compensation.

Assuming the presence of a quorum at the meeting:

●	Director nominees must receive a majority of the votes cast on such director’s election, which means that the nominee must receive more “FOR” votes than “WITHHOLD” votes. If there are more than seven nominees, directors will instead be elected by a plurality vote, which means that the seven nominees receiving the most “FOR” votes will be elected. In either case, abstentions and broker non-votes will have no effect on the outcome of the vote.

●	The ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the meeting for this proposal. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal. A broker may vote on the ratification of the independent registered public accounting firm if a beneficial owner does not provide instructions; therefore, no broker non-votes are expected to exist in connection with Proposal Two.

●	The approval of the Company’s 2020 Incentive Plan will be decided by the affirmative vote of a majority of the votes cast on this proposal at the meeting. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal.

●	The advisory vote on executive compensation will be decided by the affirmative vote of a majority of the votes cast on this proposal at the meeting. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal. However, the stockholder vote on this matter will not be binding on our Company or the Board of Directors, and will not be construed as overruling or determining any decision by the Board on executive compensation.

●	With regard to the advisory vote on the frequency of future advisory votes on executive compensation (Proposal 5), votes on the preferred voting frequency may be cast by choosing the option of one year, two years, three years, or “abstain” in response to this proposal. The vote on this proposal is not a vote to approve or disapprove the Board’s recommendation but rather is a vote to select one of the options described in the preceding sentence. The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency of the advisory vote on executive compensation that has been recommended by the stockholders. However, because this vote is advisory and not binding on either the Board of Directors or the Company, the Board of Directors may subsequently decide that it is in the best interests of the Company and its stockholders to hold an advisory vote on executive compensation that differs in frequency from the option that received the highest number of votes from the Company’s stockholders at the Annual Meeting

We strongly encourage you to vote your proxy. This action ensures that your shares will be voted in accordance with your wishes at the meeting.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

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Where do I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting. We will also file a Current Report on Form 8-K with the Securities and Exchange Commission within four business days of the Annual Meeting disclosing the final voting results.

Who can help answer my questions?

You can contact our corporate headquarters, at (585) 325-3610, or send a letter to: Investor Relations, Document Security Systems, Inc., 200 Canal View Boulevard, Suite 300, Rochester, New York 14623, with any questions about proposals described in this Proxy Statement or how to execute your vote.

You can also contact our proxy solicitor, The Proxy Advisory Group, LLC, with any questions or for assistance voting, at:

The Proxy Advisory Group, LLC

18 East 41st Street, Suite 2000

New York, New York 10017

1-212-616-2180

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DOCUMENT SECURITY SYSTEMS, INC.

200 CANAL VIEW BOULEVARD, SUITE 300

ROCHESTER, NEW YORK 14623

PROXY STATEMENT

SOLICITATION OF PROXIES

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Document Security Systems, Inc. (the “Company”), for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at Grand Hyatt New York, 109 East 42nd Street at Grand Central Terminal, New York, New York, 10017, on December 9, 2019, at 10:30 a.m. (Eastern Standard Time) and at any adjournments or postponements thereof. Whether or not you expect to attend the Annual Meeting in person, please vote by returning your executed WHITE proxy card in the enclosed envelope and the shares represented thereby will be voted in accordance with your instructions.

REVOCABILITY OF PROXY

Any stockholder executing a proxy that is solicited has the power to revoke it prior to the voting of the proxy. Revocation may be made by i) attending the Annual Meeting and voting the shares of stock in person, ii) delivering to the Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy, iii) signing another proxy card with a later date and returning it before the polls close at the Annual Meeting, or iv) voting again via the internet or by toll free telephone by following the instructions on the proxy card.

RECORD DATE

Stockholders of record at the close of business on November 4, 2019 (the “Record Date”) will be entitled to vote at the Annual Meeting.

ACTION TO BE TAKEN UNDER PROXY

In the case of the Company receiving a WHITE signed proxy (“Proxy”) from a registered stockholder containing voting instructions “FOR” the election of each of the nominated directors, “FOR” Proposals 2, 3 and 4, and “1 Year” for Proposal 5, the person named in the Proxy (Frank D. Heuszel, Chief Executive Officer of the Company), will vote:

(1)	FOR the election of the persons named herein as nominees for directors of the Company;

(2)	FOR ratification of the appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;

(3)	FOR approval of the Company’s 2020 Incentive Plan;

(4)	FOR approval of the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in this Proxy Statement’s Summary Compensation Table;

(5)	“1 Year” with respect to the frequency of advisory votes on executive compensation; and

(6)	According to their judgment on the transaction of such matters or other business as may properly come up for vote at the Annual Meeting or any adjournments or postponements thereof.

If the giver of the Proxy provides voting instructions to cast a vote “WITHHOLD” any or all of the nominated directors in Proposal 1, “AGAINST” Proposals 2, 3, or 4, or for a preferred frequency of future votes on executive compensation different than “1 Year” for Proposal 5, the Proxy Representative will vote such shares accordingly. If the giver of the Proxy provides voting instructions to “ABSTAIN” from voting on any or all of the above proposals, the Proxy Representative will accordingly abstain from voting the shares. For registered stockholders, if no specific voting instructions are given to the Proxy Representative, then the Proxy Representative will vote “FOR” the election of the director nominees set forth in Proposal 1, “FOR” Proposals 2, 3, and 4, and for “1 Year” on Proposal 5, and according to their judgment on any other matters properly submitted for a vote at the Annual Meeting.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth beneficial ownership of Common Stock as of November 4, 2019 by each person known by the Company to beneficially own more than 5% of the Common Stock, each director, director nominee and each of the executive officers named in the Summary Compensation Table (see “Executive Compensation” below), and by all of the Company’s directors, director nominees and executive officers as a group. Each person has sole voting and dispositive power over the shares listed opposite his or her name except as indicated in the footnotes to the table and each person’s address is c/o Document Security Systems, Inc., 200 Canal View Boulevard, Suite 300, Rochester, New York 14623.

For purposes of this table, beneficial ownership is determined in accordance with the Securities and Exchange Commission rules, and includes investment power with respect to shares owned and shares issuable pursuant to warrants or options exercisable within 60 days of November 4, 2019.

The percentages of shares beneficially owned are based on 36,180,626 shares of our Common Stock issued and outstanding as of November 4, 2019, and is calculated by dividing the number of shares that person beneficially owns by the sum of (a) the total number of shares outstanding on November 4, 2019, plus (b) the number of shares such person has the right to acquire within 60 days of November 4, 2019.

Name	Number of Shares Beneficially Owned	Percentage of Outstanding Shares Beneficially Owned
Heng Fai Ambrose Chan (1)	11,493,641	31.77%
Frank Heuszel	74,770	*
Joseph Sanders	441,939	1.22%
Sassuan Lee		-
Jose Escudero		-
John Thatch	30,575	*
Lowell Wai Wah	40,767	*
William Wu		*
Jason Grady	74,770	*
Daniel DelGiorno(2)	130,435	*
All officers and directors as a group (10 persons)	12,286,897	33.96%
5% Shareholders
Heng Fai Ambrose Chan	See Above	See Above

*	Less than 1%.

(1)	Includes 2,077,682 individually owned shares of the Company’s Common Stock, 500,000 shares of the Company’s Common Stock owned by BMI Capital Partners International Limited, 1,786,531 shares of the Company’s Common Stock owned by Heng Fai Holdings Limited, 6,446,428 shares of the Company’s Common Stock owned by LiquidValue Development Pte Ltd, and 683,000 shares of the Company’s Common Stock owned by Hengfai Business Development Pte. Ltd. Mr. Chan has dispositive power over all of these shares.

(2)	Represents shares owned by Advanced Cyber Security Corp. Mr. DelGiorno has dispositive power over these shares. Mr. DelGiorno resigned as a director of the Company on November 5, 2019.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

AND RELATED PERSON TRANSACTIONS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of our equity securities (“Reporting Persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on our review of copies of such reports and representations from the Reporting Persons, we believe that during the fiscal year ended December 31, 2018, all Reporting Persons were in compliance with the applicable requirements of Section 16(a) of the Exchange Act.

Transactions with Related Persons

Heng Fai Holdings Limited purchased 800,000 shares of restricted common stock of the Company on September 8, 2017 in a private offering. The purchase price was $0.75 per share. As part of this private offering, Heng Fai Holdings Limited also received a warrant to purchase up to 160,000 additional shares of the Company’s common stock at an exercise price of $1.00 per share. Mr. Heng Fai Ambrose Chan is an officer and owner of Heng Fai Holdings Limited and has dispositive power over the shares. Mr. Chan is a director of the Company and a related party.

On September 12, 2017, Hengfai Business Development Pte Ltd received 683,000 shares of restricted common stock of the Company in connection with a Securities Exchange Agreement between the Company and Hengfai Business Development Pte Ltd. Mr. Heng Fai Ambrose Chan is the Chief Executive Officer and owner of Hengfai Business Development Pte Ltd and has dispositive power over the shares. Mr. Chan is a director of the Company and a related party.

On September 12, 2017, BMI Capital Partners International Limited exercised a warrant and purchased 200,000 shares of restricted common stock of the Company, at an exercise price of $0.75 per share. Mr. Heng Fai Ambrose Chan is a director of BMI Capital Partners International Limited and has dispositive power over the shares. Mr. Chan is a director of the Company and a related party.

On December 13, 2017, Heng Fai Holdings Limited exercised a warrant and purchased 160,000 shares of restricted common stock of the Company, at an exercise price of $1.00 per share. Mr. Heng Fai Ambrose Chan is an officer and owner of Heng Fai Holdings Limited and has dispositive power over the shares. Mr. Chan is a director of the Company and a related party.

On March 1, 2018, the Company entered into an Outsource Technology Development Agreement (the “Agreement”) with HotApp International Ltd., which may be terminated by either party on 30-days’ notice. The purpose of the Agreement is to facilitate the Company’s development of a software application to be included as part of the Company’s AuthentiGuard® Technology suite. Under the Agreement, the Company agreed to pay $23,000 per month for access to HotApp International Ltd.’s software programmers. The Company made its last payment under the Agreement in August 2018. Mr. Heng Fai Ambrose Chan is a principal owner of HotApp International Ltd and, as a director of the Company, is a related party.

On March 30, 2018, Joseph Sanders completed the purchase of 400,000 shares of restricted common stock of the Company pursuant to a Securities Purchase Agreement with the Company dated August 30, 2017, and received an immediately exercisable warrant to purchase up to an additional 80,000 shares of the Company’s common stock at an exercise price of $1.00 per share. Mr. Sanders currently is a director of the Company and a related party.

On May 31, 2019, the Company issued and sold an unsecured promissory note to LiquidValue Development Pte Ltd, an entity owned by Mr. Chan, in the principal amount of $650,000. Proceeds from the note were used for general corporate purposes. This Note was paid in full on June 12, 2019.

On November 1, 2019, the Company entered into and closed on a subscription agreement (the “Subscription Agreement”) with Mr. Fai Heng Chan, Chairman of the Board of Directors of the Company. Pursuant to the Subscription Agreement, Mr. Chan purchased 6,000,000 shares of the Company’s common stock at a purchase price of $0.3037 per share, increasing Mr. Chan’s holdings in the Company by approximately 109%, and resulting in gross proceeds to the Company of $1,822,200, before deductions for placement agent fees and other expenses.

Review, Approval or Ratification of Transactions with Related Persons

The Board conducts an appropriate review of and oversees all related party transactions on a continuing basis and reviews potential conflict of interest situations. The Board has adopted formal standards to apply when it reviews, approves or ratifies any related party transaction. In addition, the Board applies the following standards to such reviews: (i) all related party transactions must be fair and reasonable and on terms comparable to those reasonably expected to be agreed to with independent third parties for the same goods and/or services at the time they are authorized by the Board and (ii) all related party transactions should be authorized, approved or ratified by the affirmative vote of a majority of the directors who have no interest, either directly or indirectly, in any such related party transaction.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

INFORMATION ABOUT THE NOMINEES

The Company’s By-laws, as amended, specify that the number of directors shall be at least three and no more than eleven persons, unless otherwise determined by a vote of the majority of the Board of Directors (the “Board”). Effective December 9, 2019, the Board has reduced the number of directors from nine to seven. Each director of the Company serves for a one-year term (or until the next annual meeting of stockholders) or until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal.

Biographical and certain other information concerning the Company’s nominees for election to the Board is set forth below. There are no familial relationships among any of our directors or nominees. Except as indicated below, none of the nominees is a director in any other reporting companies. None of our nominees has been affiliated with any company that has filed for bankruptcy within the last ten years. We are not aware of any proceedings to which any of our nominees, or any associate of any such nominee is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

BOARD NOMINEES

Name	Age
Heng Fai Ambrose Chan	74
Frank D. Heuszel	63
John Thatch	57
Lowell Wai Wah	56
Sassuan Lee	48
Jose Escudero	44
William Wu	53

The principal occupation and business experience for each director nominee, for at least the past five years, is as follows:

Heng Fai Ambrose Chan has served as a director of the Company since February 12, 2017. On September 11, 2017, Mr. Chan and the Company entered into an agreement whereby Mr. Chan also serves as the Chief Executive Officer of the Company’s wholly-owned subsidiary, DSS International Inc. Mr. Chan currently serves as the Chief Executive Officer of Singapore eDevelopment Limited (SED), a publicly traded company on the Singapore Stock Exchange, a position he has held since April 2014. He also has served as a director of BMI Capital Partners International Ltd., a wholly-owned subsidiary of SED. Mr. Chan has been a member of the board of Holista CollTech Limited, a publicly traded company listed on the Australian Securities Exchange since June 2013.

Mr. Chan formerly served as (i) Managing Chairman, from 1995 to 2015 of Heng Fai Enterprises Limited (now known as ZH International Holdings Limited), which trades on the Hong Kong Stock Exchange; (ii) the Managing Director of SGX Catalist-listed SingHaiyi Group Ltd., which under his leadership, transformed from a failing store-fixed business provider with net asset value of less than $10 million into a property trading and investment company and finally to a property development company with net asset value over $150 million before Mr. Chan ceded controlling interest in late 2012; (iii) the Executive Chairman of China Gas Holdings Limited, a formerly failing fashion retail company listed on the Hong Kong Stock Exchange, which under his direction, was restructured to become one of the few large participants in the investment in and operation of city gas pipeline infrastructure in China; (iv) a director of Global Med Technologies, Inc., a medical company listed on NASDAQ engaged in the design, development, marketing and support information for management software products for healthcare-related facilities; (v) a director of Skywest Limited, an ASX-listed airline company; and (vi) the Chairman and Director of American Pacific Bank.

An accomplished global business veteran of more than 45 years Mr. Chan Heng Fai specializes in financial restructuring and corporate transformation to unlock value and unleash entrepreneurial zeal while managing risk. He has successfully restructured more than 35 corporations in diversified industries in different countries. Most notably, 4 out of the 35 restructured companies have combined current market capitalization of over USD 18.5 billion. Mr. Chan’s passion for company transformation is shown through an average investment multiple of over 48X for each investment including six outstanding companies. This is not including his first venture he started out during his college days. Four of the outstanding companies are bringing in annual net profits in excess of over USD 1 billion a year.

In 1987, Mr. Chan acquired American Pacific Bank, a full-service U.S. commercial bank, and brought it out of bankruptcy. He recapitalized, refocused and grew the bank’s operations. Under his guidance it became a NASDAQ-listed high asset quality bank with zero loan losses for over five consecutive years before it was ultimately bought and merged into Riverview Bancorp Inc. Prior to its acquisition and merger, it was ranked #13 by the Seattle Times “Annual Northwest’s Top 100 Public Companies”, and ranked #6 in Oregon state, ahead of names such as Nike, Microsoft, Costco, AT&T Wireless and Amazon.com. Mr. Chan’s international business contacts and executive leadership experience qualifies him to serve on the Company’s Board.

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Frank D. Heuszel has served as a director of the Company since July 30, 2018. Originally, Mr. Heuszel joined the DSS Board as an independent director and served as Chairman of the DSS Audit Committee. On April 11, 2019, the DSS Board appointed Mr. Heuszel as the Company’s Interim Chief Executive Officer and, on April 17, 2019, appointed him as the Company’s Interim Chief Financial Officer. On May 7, 2019, Mr. Heuszel was appointed as the Company’s permanent Chief Executive Officer. As a result of his appointment as an officer of the Company, Mr. Heuszel has been reclassified as a non-independent director.

Mr. Heuszel is a Certified Public Accountant (retired), a Certified Internal Auditor, a commercial banker, and a practicing attorney. Mr. Heuszel founded the Law Offices of Frank D. Heuszel in January of 2016, where he still practices today. Previously, he served as the Vice President and General Counsel of Patriot Bank from January 2013 through December 2015. He has over 40 years of experience in banking, accounting and finance, auditing, and turnaround management. As a banker, Mr. Heuszel served as Audit Manager, Chief Financial Officer, Senior Lender, and Director of Special Assets, Credit Officer, Director of Compliance, and General Counsel. As the Director of Special Assets for a large national banking organization, his division managed over $4.6 billion in assets. Because of his 30+ years of managing large corporate reorganization and restructures, Mr. Heuszel is recognized as an expert in the management of troubled companies.

As an attorney, Mr. Heuszel has served as general counsel for a regional Texas Bank and as a practicing attorney, his Houston based law practice provided legal and advisory services primarily focused on banking, finance, collection litigation, bankruptcy, mergers and acquisition, and corporate governance.

Mr. Heuszel’s experience and expertise in the areas of evaluating financial statements and complex financial transactions has been beneficial to the Company and well qualifies him for the roles that he serves for the Company.

Frank D. Heuszel graduated from the University of Texas at Austin from the McCombs School of Business with a BBA, and he received his JD from South Texas College of Law in 1990. Mr. Heuszel is a member of the Texas State Bar, Association of Corporate Counsel, Texas Society of Certified Public Accountants, Houston Chapter of Certified Public Accountants, and the State Bar of Texas Bankruptcy Section.

Lo Wah Wai (also known as Lowell Lo) has served as a director of the Company since April 12, 2019. Mr. Lo is currently Chairman and Managing Director of the BMI Intelligence Group Limited, a leading corporate consulting and financial services firm in the Asia Pacific Region he founded in 1995, and is responsible for the overall management, strategic planning and development of the firm. Prior to establishing BMI Intelligence Group Limited, Mr. Lo was an Audit Manager at Deloitte Touche Tohmatsu for nine years, including two years of service in Deloitte’s U.S. headquarters. Mr. Lo has extensive experience with initial public offerings and has participated in the listings of several companies including Ajisen Remen, 361 Degrees Group, Lilanz Group and IGG. Mr. Lo’s professional qualifications include Hong Kong Certified Public Accountants (CPA), American Institute of Certified Public Accountants (AICPA), Information Systems Auditor and Control Association (ISACA) and Senior International Finance Manager (SIFM). Mr. Lo is also currently an independent, non-executive board member of Chongqing Machinery & Electric Co., Ltd. and Tenfu (Cayman) Holdings Company Limited, both Hong Kong Exchange-listed companies. Mr. Lo received his bachelor’s degree in Business Administration from the Chinese University of Hong Kong and a master’s degree from the New Jersey Institute of Technology. Mr. Lo’s financial expertise and experience in the management and strategic development of various companies qualifies him to serve on the Company’s Board.

John Thatch has served as a director of the Company since May 9, 2019. Mr. Thatch is an accomplished professional and entrepreneur who has started, owned and operated several businesses in various industries and in both the public and private arena. The industries in which his companies have operated include the service, retail, wholesale, education, finance, real estate management and technology industries. Since March 2018, Mr. Thatch has served as the Chief Executive Officer and a director of Sharing Services Global Corporation, a publicly traded holding company focused in the direct selling and marketing industry. He is also a principal owner of Superior Wine & Spirits, a Florida-based company that imports, wholesales and distributes wine and liquor throughout the State of Florida. He has been involved in this business venture since February of 2016. Mr. Thatch served as Chief Executive Officer of Universal Education Strategies, Inc. from January 2009 - January 2016, an organization consisting of six companies that specialized in the development and sales of educational products and services. From 2000 - 2005, he was the Chief Executive Officer of Onscreen Technologies, Inc., currently listed on NASDAQ as CUI Global, Inc., a global leader in the development of cutting-edge thermal management technologies for integrated LED technologies, circuits and superconductors. Mr. Thatch was responsible for all aspects of the company including board and shareholder communications, public reporting and compliance with Sarbanes-Oxley, structuring and managing the firm’s financial operations, and expansion initiatives for all corporate products and services. Mr. Thatch’s public company financial and management experience in the strategic growth and development of various companies qualify him to serve on the Company’s Board.

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Sassuan (Samson) Lee co-founded STO Global X, a technology and service provider for security token exchange solutions, in December 2017. He has served as a director of the Company since August 5, 2019. He has also served as the Chief Crypto-Economic Advisor for Gibraltar Stock Exchange and Gibraltar Blockchain Exchange since September 2017. In November 2016, Mr. Lee founded Coinstreet Partners, a consultancy firm focused on blockchain, fintech, cryptocurrency and digital assets, and has served as its Chief Executive Officer since inception. Mr. Lee previously served as Managing Director at uCast Global Asia from December 2015 through November 2016. Mr. Lee also served as the Executive Vice President of the Greater China region at Movideo from June 2015 through December 2015 and as Vice President and General Manager of the Greater China and South Asia Pacific regions at NeuLion Inc. from July 2008 through June 2015. Mr. Lee received his Bachelor of Commerce degree from the University of Toronto and his MBA and MS degrees from the Hong Kong University of Science and Technology. Mr. Lee’s extensive experience and recognized expert in the fields of technology, blockchain, cryptocurrency and fintech, combined with his experience as Chief Executive Officer and Managing Director of successful international businesses qualifies him to serve on the Company’s Board.

Jose Escudero has served as the Managing Partner at BMI Capital Spain, a private investment bank, since September 2013. He has served as a director of the Company since August 5, 2019. Previously, Mr. Escudero served as Principal at Hallman & Burke, an international consulting firm, from July 2009 through September 2013. Mr. Escudero has a B.Sc. in Economics from the Francisco de Vitoria University and a Master’s degree in Corporate Finance and Investment Banking from the Options & Futures Institute. Mr. Escudero’s experience in merger and acquisitions, corporate finance, and international trade along with his education in economics and finance and investment banking qualifies him to serve on the Company’s Board.

William Wu has served as the managing director of Investment Banking at Glory Sun Securities Limited since January 2019. Mr. Wu previously served as the executive director and chief executive officer of Power Financial Group Limited from November 2017 to January 2019. Mr. Wu has served as a director of Asia Allied Infrastructure Holdings Limited since February 2015. Mr. Wu previously served as a director and chief executive officer of RHB Hong Kong Limited from April 2011 to October 2017. Mr. Wu served as the chief executive officer of SW Kingsway Capital Holdings Limited (now known as Sunwah Kingsway Capital Holdings Limited) from April 2006 to September 2010. Mr. Wu holds a Bachelor of Business Administration degree and a Master of Business Administration degree of Simon Fraser University in Canada. He was qualified as a chartered financial analyst of The Institute of Chartered Financial Analysts in 1996.

Mr. Wu previously worked for a number of international investment banks and possesses over 26 years of experience in the investment banking, capital markets, institutional broking and direct investment businesses. He is a registered license holder to carry out Type 6 (advising on corporate finance) and Type 9 (asset management) regulated activities under the Securities and Futures Ordinance (Chapter 571 of the Laws of Hong Kong). Mr. Wu has served as a member of the Guangxi Zhuang Autonomous Region Committee of the Chinese People’s Political Consultative Conference in January 2013. Mr. Wu’s experience in banking, capital markets, investment banking, Asian economic and banking dynamics, and education in corporate finance and asset management qualifies him to serve on the Company’s Board.

Each of Lo Wah Wai, John Thatch Sassuan Lee, Jose Escudero and William Wu were recommended for election by the Company’s Chief Executive Officer, Chairman of the Board and/or the Nominating and Corporate Governance Committee at the time of their respective prior appointments to the Board

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Information Regarding Opposing Slate of Directors

J. Marvin Feigenbaum, Barinder Athwal and Brian Mirman (collectively, the “Athwal Group”) have notified the Company of their intent to nominate an alternative slate of individuals for election as directors at the Annual Meeting in opposition to the nominees recommended by our Board of Directors. Our Board does not endorse any alternate director nominees. If the Athwal Group proceeds with its alternative director nominations, you may receive proxy solicitation materials from or on behalf of the Athwal Group, including an opposition proxy statement and proxy card. The Company is not responsible for the accuracy of any information contained in any proxy solicitation materials used by the Athwal Group or any other statements that it may otherwise make.

History of Events Leading up to the Athwal Group Solicitation

The following outlines certain events and interactions the Company has had with certain individuals of the Athwal Group and with the Athwal Group and their representatives.

Barinder Athwal originally invested in the Company in or around 2015 in a private placement. Based on information provided in his public filing, Brain Mirman also invested in the Company.

In July 2018, Mr. Heng Fai Ambrose Chan, the Company’s Chairman of the Board, engaged in a telephone conversation with Marvin Feigenbaum, a member of the Athwal Group, to discuss the possibility of Mr. Feigenbaum joining the Board or entering into a consulting agreement with the Company.

On July 30, 2018, Frank D. Heuszel, current director and Chief Executive Officer of the Company, and Mr. Feigenbaum, were each considered by the Board as nominees for a newly created vacancy on the Board. After the Company’s Nominating and Corporate Governance Committee considered the nominees’ credentials, including the required Directors and Executive Officers Questionnaire, the Board subsequently appointed, by a unanimous vote, Mr. Heuszel as a director of the Board and as a member of the Audit Committee. The Board’s decision was based on a conclusion that Mr. Heuszel’s experience and expertise in the areas of evaluating financial statements and complex financial transactions would be beneficial to the Company.

Subsequent to the appointment of Mr. Heuszel to the Board, Mr. Feigenbaum continued to contact Mr. Chan in support of his candidacy for a position with the Company. Although Mr. Chan and Mr. Feigenbaum communicated by text message in or around August 2018, these messages were casual conversations about a book and an opinion between two names for a virtual bank that Mr. Chan was considering for an acquisition but, primarily, to coordinate a time to have a call that Mr. Chan does not recall ever getting scheduled. Furthermore, Mr. Chan does not recall that any communication, by text or otherwise, resulted in any material conversations and only recalls that the focus or purpose of any of his communications with Mr. Feigenbaum being in the context of Mr. Feigenbaum’s candidacy with the Company, as opposed to his involvement in any other ventures that Mr. Feigenbaum purportedly claims were raised in his communications. Ultimately, Mr. Chan recalls that he repeatedly, whether during these communications or otherwise, recommended and advised Mr. Feigenbaum that the only way he could be considered for a position with the Company was for his candidacy to be properly presented to the Nominating and Corporate Governance Committee, as well as the full Board.

In or around May 2019, Mr. Feigenbaum again reached out to Mr. Chan in support of his candidacy for a position with the Company, including an in-person meeting at the recommendation of the Company’s director Joseph Sanders. Although Mr. Chan does not recall all of the substance discussed during this meeting, he believes it is possible that Mr. Feigenbaum made suggestions in connection with raising market awareness, meeting market participants and the Company’s various lines of business. However, Mr. Chan remembers leaving the meeting without being convinced that Mr. Feigenbaum proposed any actionable or specific recommendations. Mr. Chan’s recollection was also recently refreshed upon finding a follow up text message, sent by Mr. Feigenbaum on May 4, 2019, thanking Mr. Chan for his time and applauding Mr. Chan’s accomplishments, while continuing to promote his belief that he could add value to the Company. Nevertheless, after all of the aforementioned communications between Mr. Feigenbaum and Mr. Chan and after Joseph Sanders’ motion to appoint Mr. Feigenbaum as the Company’s Chief Executive Officer, the Board again rejected his candidacy due to the Board’s inability to ascertain Mr. Feigenbaum’s strategy or plans that he intended to implement if he were to consult or be appointed to a position with the Company.

On October 24, 2019, the Company received by electronic-mail a written demand from Barinder Athwal of his intention, after the required five day notice period, to examine certain records related to the purpose of the Athwal Group’s solicitation, to communicate with the Company’s stockholders in connection with the election of directors at the Annual Meeting, as well as of the Athwal Group’s intention to nominate individuals for election as an alternative slate to the nominees recommended by our Board of Directors.

On October 25, 2019, the Company filed a Current Report on Form 8-K with the SEC to announce that the Annual Meeting would be held on December 9, 2019, at a time and location to be determined, and that any notices to nominate candidates for election as directors at the Annual Meeting must be delivered to the principal executive offices of the Company, at 200 Canal View Boulevard, Suite 300, Rochester, NY 14623, by November 4, 2019.

On October 28, 2019, the Athwal Group requested certain documents from the Company that are required in order for the Board and its Nominating and Corporate Governance Committee to properly consider director nominees. In accordance with the Company’s By-Laws, as amended, the Company provided such documents to the Athwal Group.

On October 30, 2019, at a Special Meeting of the Board, upon recommendation and approval by the Nominating and Corporate Governance Committee, the Board nominated the seven directors nominees recommended by our Board of Directors in this proxy statement for election at the Annual Meeting. The Board, also upon recommendation and approval by the Nominating and Corporate Governance Committee, reduced the size of the Board to seven members effective at the time of the Annual Meeting.

On October 30, 2019, the Athwal Group filed a Form DFAN14 with SEC to report non-management additional definitive proxy soliciting materials.

On October 31, 2019, the Company provided the directors’ and officers’ questionnaire and written representation and agreement to the Athwal Group.

On November 1, Athwal Group filed a Form SC 13D with the SEC to report ownership of approximately 161,671,462 shares of issued and outstanding common stock of the Company, which at the time was approximately 5.6% of the outstanding shares of the Company’s common stock.

On November 4, 2019, the Company received certain nominee documents from the Athwal Group and subsequently provided such documents to its Nominating and Corporate Governance Committee for their consideration.

On November 4, 2019, the Company filed a preliminary proxy statement with the SEC.

On November 5, 2019, the Athwal Group filed a Form DFAN14A with the SEC to report non-management additional definitive proxy soliciting materials.

On November 6, 2019, the Company received by electronic-mail a written demand from the Athwal Group, again providing a five day written notice of their intention to inspect certain records of the Company.

On November 8, 2019, the Company informed the Athwal Group that the Company had made available to the Athwal Group the proper records in accordance with Section 624 of the New York Business Corporation Law.

On November 14, 2019, the Company filed this amended preliminary proxy statement with the SEC.

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RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL THE NOMINEES NAMED ABOVE.

INFORMATION CONCERNING BOARD OF DIRECTORS

Compensation of Directors

Each independent director (as defined under Section 803 of the NYSE AMERICAN LLC Company Guide) is entitled to receive base cash compensation of $12,000 annually, provided such director attends at least 75% of all Board of Director meetings, and all scheduled committee meetings. Each independent director is entitled to receive an additional $1,000 for each Board of Directors meeting he or she attends, and an additional $500 for each committee meeting he or she attends, provided such committee meeting falls on a date other than the date of a full Board of Directors meeting. Each of the independent directors will also be eligible to receive discretionary grants of options or restricted stock under the Company’s 2019 Equity Incentive Plan, if approved. Non-independent members of the Board of Directors do not receive compensation in their capacity as directors, except for reimbursement of travel expenses.

Director Compensation

The following table sets forth the cash compensation and the value of stock options awards granted to the Company directors for their service during the Company’s fiscal year ended December 31, 2018:

	Fees Earned or	Stock	Option
Name	Paid in Cash	Awards	Awards (1)	Total
	($)	($)	($)	($)
Robert B. Fagenson (2)	7,500	-	8,200	15,700
Pamela Avallone (5)	19,000	-	8,200	27,200
Joseph Sanders	18,500	-	8,200	26,700
Warren Hurwitz (2)	8,000	-	8,200	16,200
Frank Heuszel (3)	9,500	-	-	9,500
William Lerner (2)	7,500	-	8,200	15,700
Clark Marcus (4)	19,500	-	8,200	27,700
Daniel DelGiorno(6)	-	-	-	-
Heng Fai Ambrose Chan	-	-	-	-

(1) Represents the total grant date fair value of option awards computed in accordance with FASB ASC 718. Our policy and assumptions made in the valuation of share-based payments are contained in Note 9 to our consolidated financial statements for the year ended December 31, 2018.

(2) Resigned as a director of the Company as of June 1, 2018.

(3) Mr. Heuszel’s service as a director of the Company commenced on July 30, 2018. As of April 11, 2019, Mr. Heuszel is no longer an independent director.

(4) Resigned as a director of the Company as of May 1, 2019.

(5) Resigned as a director of the Company as of October 1, 2019.

(6) Resigned as a director of the Company as of November 5, 2019.

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Board of Directors and Committees

The Company has determined that each of William Wu, Joseph Sanders, Sassuan Lee and Jose Escudero qualify as independent directors (as defined under Section 803 of the NYSE American LLC Company Guide).

In fiscal 2018, each of the Company’s directors attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the period in which each such director served as a director and (ii) the total number of meetings held by all committees of the Board of Directors during the period in which each such director served on such committee. During the fiscal year ended December 31, 2018, the Board held 12 meetings and acted by written consent on 4 occasions. The Board’s independent directors met in executive session on one occasions outside the presence of the non-independent directors and management.

Audit Committee

The Company has separately designated an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee held four meetings in 2018, and acted by written consent on two occasions. The Audit Committee is responsible for, among other things, the appointment, compensation, removal and oversight of the work of the Company’s independent registered public accounting firm, overseeing the accounting and financial reporting process of the Company, and reviewing related person transactions. As of year-end 2018, the Audit Committee was comprised of Frank D. Heuszel and Joseph Sanders. Currently, the Audit Committee is comprised of John Thatch and Sassuan Lee. Each of Mr. Thatch and Mr. Lee is qualified as an “audit committee financial expert” as defined in Item 407 under Regulation S-K of the Securities Act of 1933, as amended, and as an independent director as defined under Section 803 of the NYSE American LLC Company Guide. John Thatch serves as Chairman of the Audit Committee. The Audit Committee operates under a written charter adopted by the Board of Directors, which can be found in the Investors/Corporate Governance section of our web site, www.dsssecure.com.

Compensation and Management Resources Committee

The purpose of the Compensation and Management Resources Committee is to assist the Board in discharging its responsibilities relating to executive compensation, succession planning for the Company’s executive team, and to review and make recommendations to the Board regarding employee benefit policies and programs, incentive compensation plans and equity-based plans. The Compensation and Management Resources Committee held three meetings in 2018 and two meetings in 2019.

The Compensation and Management Resources Committee is responsible for, among other things, (a) reviewing all compensation arrangements for the executive officers of the Company and (b) administering the Company’s stock option plans. At the close of 2018, the Compensation and Management Resources Committee was comprised of Pamela Avallone, Clark Marcus and Joseph Sanders. Currently, the Compensation and Management Resources Committee consists of Jose Escudero, Sassuan Lee and Joseph Sanders, with Joseph Sanders as the Chairman. Each of the members of the Compensation and Management Resources Committee is an independent director (as defined under Section 803 of the NYSE American Company Guide). The Compensation and Management Resource Committee operates under a written charter adopted by the Board of Directors, which can be found in the Investors/Corporate Governance section of our web site, www.dsssecure.com.

The duties and responsibilities of the Compensation and Management Resources Committee in accordance with its charter are to review and discuss with management and the Board the objectives, philosophy, structure, cost and administration of the Company’s executive compensation and employee benefit policies and programs; no less than annually, review and approve, with respect to the Chief Executive Officer and the other executive officers (a) all elements of compensation, (b) incentive targets, (c) any employment agreements, severance agreements and change in control agreements or provisions, in each case as, when and if appropriate, and (d) any special or supplemental benefits; make recommendations to the Board with respect to the Company’s major long-term incentive plans applicable to directors, executives and/or non-executive employees of the Company and approve (a) individual annual or periodic equity-based awards for the Chief Executive Officer and other executive officers and (b) an annual pool of awards for other employees with guidelines for the administration and allocation of such awards; recommend to the Board for its approval a succession plan for the Chief Executive Officer, addressing the policies and principles for selecting a successor to the Chief Executive Officer, both in an emergency situation and in the ordinary course of business; review programs created and maintained by management for the development and succession of other executive officers and any other individuals identified by management or the Compensation and Management Resources Committee; review the establishment, amendment and termination of employee benefits plans, review employee benefit plan operations and administration; and any other duties or responsibilities expressly delegated to the Compensation and Management Resources Committee by the Board from time to time relating to the Committee’s purpose.

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The Compensation and Management Resources Committee may request any officer or employee of the Company or the Company’s outside counsel to attend a meeting of the Compensation and Management Resources Committee or to meet with any members of, or consultants to, the Compensation and Management Resources Committee. The Company’s Chief Executive Officer does not attend any portion of a meeting where the Chief Executive Officer’s performance or compensation is discussed, unless specifically invited by the Compensation and Management Resources Committee.

The Compensation and Management Resources Committee has the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, Chief Executive Officer or other executive officer compensation or employee benefit plans, and has sole authority to approve the consultant’s fees and other retention terms. The Compensation and Management Resources Committee also has the authority to obtain advice and assistance from internal or external legal, accounting or other experts, advisors and consultants to assist in carrying out its duties and responsibilities, and has the authority to retain and approve the fees and other retention terms for any external experts, advisors or consultants.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for overseeing the appropriate and effective governance of the Company, including, among other things, (a) nominations to the Board of Directors and making recommendations regarding the size and composition of the Board of Directors and (b) the development and recommendation of appropriate corporate governance principles. At the close of 2018, the Nominating and Corporate Governance Committee was comprised of Pamela Avallone, Clark Marcus and Joseph Sanders. Currently, the Nominating and Corporate Governance Committee consists of John Thatch, the Chairman of the committee, Sassuan Lee and Jose Escudero, each of whom is an independent director (as defined under Section 803 of the NYSE American LLC Company Guide). The Nominating and Corporate Governance Committee held three meetings in 2018, and did not act by written consent. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which can be found in the Investors/Corporate Governance section of our web site, www.dsssecure.com. The Nominating and Corporate Governance Committee adheres to the Company’s By-Laws provisions and Securities and Exchange Commission rules relating to proposals by shareholders when considering director candidates that might be recommended by stockholders, along with the requirements set forth in the committee’s Policy with Regard to Consideration of Candidates Recommended for Election to the Board of Directors, also available on our website. The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying and selecting qualified candidates for election to the Board of Directors prior to each annual meeting of the Company’s stockholders. In identifying and evaluating nominees for director, the Committee considers each candidate’s qualities, experience, background and skills, as well as other factors, such as the individual’s ethics, integrity and values which the candidate may bring to the Board of Directors.

Code of Ethics

The Company has adopted a code of Ethics that establishes the standards of ethical conduct applicable to all directors, officers and employees of the Company. A copy of the Code of Ethics covering all of our employees, directors and officers, is available on the Investors/Corporate Governance section of our web site at www.dsssecure.com.

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Leadership Structure and Risk Oversight

Currently, the positions of Chief Executive Officer and Chairman of the Board are held by two different individuals. Heng Fai Ambrose Chan currently serves as Chairman of the Board and Frank D. Heuszel currently serves as Chief Executive Officer and Interim Chief Financial Officer of the Company and as a member of the Board. Although no formal policy currently exists, the Board determined that the separation of these positions would allow our Chief Executive Officer to devote his time to the daily execution of the Company’s business strategies and the Board Chairman to devote his time to the long-term strategic direction of the Company. Our senior management manages the risks facing the Company under the oversight and supervision of the Board. While the full Board is ultimately responsible for risk oversight at our Company, two of our Board committees assist the Board in fulfilling its oversight function in certain areas of risk. The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting and internal controls. The Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the area of corporate governance. Other general business risks such as economic and regulatory risks are monitored by the full Board. While the Board oversees the Company’s risk management, management is responsible for day-to-day oversight of risk management processes.

Compensation Risk Assessment

Our Board considered whether our compensation program encouraged excessive risk taking by employees at the expense of long-term Company value. Based upon its assessment, the Board does not believe that our compensation program encourages excessive or inappropriate risk-taking. The Board believes that the design of our compensation program does not motivate imprudent risk-taking.

DIRECTOR NOMINATIONS

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying and selecting qualified candidates for election to the Board of Directors prior to each annual meeting of the Company’s stockholders. A copy of the Nominating and Corporate Governance Committee Charter is available on the Investors/Corporate Governance/Charters section of our web site, www.dsssecure.com. Any security holder who desires the Nominating and Corporate Governance Committee to consider one or more candidates for nomination as a director should either by personal delivery or by United States mail, postage prepaid, deliver a written recommendation addressed to the Chairman, Document Security Systems, Inc. Nominating and Corporate Governance Committee at 200 Canal View Boulevard, Suite 300, Rochester, New York 14623, not later than (i) with respect to an election to be held at an annual meeting of stockholders, 90 days prior to the anniversary date of the immediately preceding annual meeting or if an annual meeting has not been held in the preceding year, 90 days prior the first Tuesday in April; and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each written recommendation should set forth: (a) the name and address of the stockholder making the recommendation and of the person or persons recommended; (b) the consent of such person(s) to serve as a director(s) of the Company if nominated and elected; and (c) description of how the person(s) satisfy the General Criteria for consideration as a candidate referred to above. In addition, stockholders who wish to nominate a candidate for election to the Board of Directors must submit a written notice of such recommendation to the Company and strictly comply with all the requirements set forth in the Nominating and Corporate Governance Committee Policy With Regard to Consideration of Candidates Recommended for Election to the Board of Directors, a copy of which is also available on the Investors/Charters section of our web site. The standards for considering nominees to the Board are included in the Corporate Governance Committee Charter. In identifying and evaluating nominees for director, the Committee considers each candidate’s qualities, experience, background and skills, as well as other factors, such as the individual’s ethics, integrity and values which the candidate may bring to the Board of Directors. Any stockholder who desires the Committee to consider one or more candidates for nomination as a director should either by personal delivery or by United States mail, postage prepaid, deliver a written notice of recommendation addressed to: Document Security Systems, Inc., Nominating and Corporate Governance Committee, 200 Canal View Boulevard, Suite 300, Rochester, New York 14623. Each written notice must set forth: (a) the name and address of the stockholder making the recommendation and of the person or persons recommended, (b) a representation that the stockholder is a holder of record of the stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder, (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, (e) the consent of such person(s) to serve as a director(s) of the Company if nominated and elected, and (f) a description of how the person(s) satisfy the criteria for consideration as a candidate referred to above.

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COMMUNICATION WITH DIRECTORS

The Company has established procedures for stockholders or other interested parties to communicate directly with the Board of Directors. Such parties can contact the Board of Directors by mail at: Document Security Systems, Inc., Board of Directors, Attention: Heng Fai Ambrose Chan, Chairman of the Board, 200 Canal View Boulevard, Suite 300, Rochester, New York 14623. All communications made by this means will be received by the Chairman of the Board.

AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is currently comprised of two independent directors (as defined under Section 803 of the NYSE AMERICAN LLC Company Guide). The Audit Committee operates under a written charter adopted by the Board of Directors, which can be found in the Investors/Corporate Governance section of our web site, www.dsssecure.com.

The Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2018.

The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the quality and the acceptability of the Company’s financial reporting and internal controls.

The Audit Committee has discussed with the independent registered public accounting firm the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

The Audit Committee has discussed with management and the independent registered public accounting firm such other matters as required to be discussed with the Audit Committee under Professional Standards, the corporate governance standards of the NYSE AMERICAN LLC Exchange and the Audit Committee’s Charter.

The Audit Committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the Statement on Auditing Standards as adopted by the Public Company Accounting Oversight Board, and has discussed with the independent registered public accounting firm their independence from management and the Company, including the impact of permitted non-audit related services approved by the Audit Committee to be performed by the independent registered public accounting firm.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on March 15, 2019.

Pamela Avallone, Audit Committee Member (resigned as of October 1, 2019)

Brett L. Scott, Audit Committee Member (resigned as of October 10, 2019)

Stanley V. Grisham, Audit Committee Member (resigned as of October 1, 2019)

John Thatch, current Audit Committee Member

Sassuan Lee, current Audit Committee Member

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EXECUTIVE OFFICERS

Our current executive officers consist of Frank D. Heuszel, our Chief Executive Officer and interim Chief Financial Officer, Jason Grady, our Chief Operating Officer, and Mr. Heng Fai Ambrose Chan, Chairman of the Board. The biographies of Mr. Heuszel and Mr. Chan are provided above in the information relating to the Company’s directors.

On July 11, 2019, the Board appointed Mr. Jason Grady as the Company’s Chief Operating Officer, effective July 15, 2019.

Since July 2018, Mr. Grady has been President of Premier Packaging Corporation (“PPC”), a multi-division folding carton and security packaging company and wholly-owned subsidiary of the Company. From April 2010 through July 2018, Mr. Grady served as the Company’s Vice President of Sales. Mr. Grady’s role included strategic leadership and driving key initiatives that include re-engineering sales organizations, new business development, international sales, sales management and corporate marketing. He was responsible for the overall management of multi-divisional sales including anti-counterfeit & authentication solutions, enterprise security software technologies, and document security printing. Prior to joining the Company, Mr. Grady served as Sales Director for the Paul T. Freund Corporation, a custom-ridged set up box manufacturer, from May 2009 to August 2010. Mr. Grady also served as Vice President of Marketing for Parlec, Inc., a multi-market machine tool manufacturer, from October 2004 to May 2009. Mr. Grady held the position of Marketing Manager for Fonte Health Care Solutions from December 2002 to October 2004 and previously served as Sales and Marketing Executive for OutStart, an enterprise e-learning software company. Mr. Grady obtained an undergraduate degree in marketing and design and a Master’s Degree in Business Administration from the Rochester Institute of Technology.

At the close of 2018, the Company’s Named Executive Officers were Jeffrey Ronaldi, who served as the Company’s Chief Executive Officer, and Philip Jones, who served as the Company’s Chief Financial Officer. On March 27, 2019, in anticipation of the departure of Jeffrey Ronaldi from his position as the Company’s Chief Executive Officer, the Board of Directors of the Company determined to reassign Mr. Ronaldi’s responsibilities to Philip Jones, who was then serving as the Company’s Chief Financial Officer. Mr. Ronaldi’s employment as Chief Executive Officer then ended on April 10, 2019. On March 27, 2019, Philip Jones assumed the role of interim Principal Executive Officer in addition to his duties as Chief Financial Officer of the Company. On April 9, 2019, Mr. Jones tendered his resignation as Chief Financial Officer and interim Principal Executive Officer of the Company, with his departure from the Company effective April 17, 2019. Robert Bzdick, who formerly served as the Company’s President, resigned effective on August 1, 2018.

There are no familial relationships among any of our officers or directors. None of our executive officers has been affiliated with any company that has filed for bankruptcy within the last ten years. We are not aware of any proceedings to which any of our executive officers or any associate of any such officer is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Each executive officer serves at the pleasure of the Board of Directors.

There are no legal proceedings that have occurred within the past ten years concerning our executive officers which involved a criminal conviction, a criminal proceeding, an administrative or civil proceeding limiting one’s participation in the securities or banking industries, or a finding of securities or commodities law violations.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation earned by each of the persons serving as the Company’s Chief Executive Officer, Chief Financial Officer and President during 2018, referred to herein collectively as the “Named Executive Officers”, or NEOs, for services rendered to us for the fiscal years ended December 31, 2018 and 2017:

Name and Principal Position	Year	Salary	Stock Awards(1)	Option Awards	Non- Equity Incentive Plan Compensation	All Other Compensation(2)		Total
						($)
Jeffrey Ronaldi	2018	$200,000	$67,263	$-	$-	$5,086		$272,349
Former Chief Executive Officer	2017	200,000	63,000	-	100,000	-		$363,000

Philip Jones	2018	199,038	-	-	25,000	-		$224,038
Former Chief Financial Officer	2017	150,000	-	-	-	-		$150,000

Robert B. Bzdick	2018	116,667	-	-	216,927	98,580	(3)	$432,174
Former President	2017	200,000	42,000	-	177,100	22,626		$441,726

(1)	Represents the total grant date fair value of restricted stock awards computed in accordance with FASB ASC 718. Our policy and assumptions made in the valuation of share-based payments are contained in Note 9 to our financial statements for the year ended December 31, 2018.

(2)	Includes health insurance premiums and automobile expenses paid by the Company.

(3)	$80,000 of which represents severance payments made from August 2018 through December 2018.

Employment and Severance Agreements

Frank D. Heuszel was initially appointed as interim Chief Executive Officer and Chief Financial Officer on April 11, 2019 and April 17, 2019, respectively. On May 7, 2019, the Board appointed Mr. Heuszel as the Company’s permanent Chief Executive Officer. Pursuant to Mr. Heuszel’s executive employment agreement with the Company (the “Heuszel Employment Agreement”), dated August 27, 2019, Mr. Heuszel receives an annual salary of $165,000 and is eligible to receive an annual performance bonus, in an amount up to 100% of his base salary, upon the Company’s achievement of certain net income and gross revenue milestones. In the event of a change in control of the Company or the termination of Mr. Heuszel’s employment without cause, Mr. Heuszel shall receive four-months’ salary, payable monthly. The Heuszel Employment Agreement has a one (1) year term and automatically renews for one (1) year periods unless otherwise terminated.

On July 11, 2019, the Board appointed Mr. Jason Grady as the Company’s Chief Operating Officer, effective July 15, 2019. Pursuant to Mr. Grady’s executive employment agreement with the Company (the “Grady Employment Agreement”), dated September 5, 2019, Mr. Grady shall receive an annual base salary of $200,000 and shall be eligible to receive an annual performance bonus, in cash and in an amount up to 100% of his base salary, upon the Company’s achievement of certain net income and gross revenue milestones. In the event of a change in control of the Company or the termination of Mr. Grady’s employment without cause, he shall be entitled to receive four-month’s base salary. The Grady Employment Agreement has a one (1) year term and automatically renews for one (1) year periods unless otherwise terminated.

Pursuant to Mr. Heng Fai Ambrose Chan’s employment agreement with the Company and its subsidiary DSS Cyber Security Pte. Ltd. (the “Chan Employment Agreement”), dated September 23, 2019, effective July 15, 2019, Mr. Chan shall serve as a director of the Company and Chief Executive Officer of DSS Cyber Security Pte. Ltd. Mr. Chan shall receive an annual base salary of $250,000, payable quarterly in either cash or the Company’s common stock, subject to availability of shares under a shareholder-approved stock plan. The calculation of each quarterly payment of common stock shall be the Company’s average trading price for the last ten trading days of that quarter. Mr. Chan is also eligible to receive an annual performance bonus, in an amount up to 100% of his base salary, upon the Company’s achievement of certain net income and gross revenue milestones. Mr. Chan has the option to have the bonus paid in Company common stock. In the event of a change in control of the Company or the termination of Mr. Chan’s employment without cause, Mr. Chan shall receive four-months’ salary, payable monthly. The Chan Employment Agreement has a one (1) year term and automatically renews for one (1) year periods unless otherwise terminated.

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The Company’s previous Named Executive Officers, Robert Bzdick, Jeffrey Ronaldi and Philip Jones are no longer employed by the Company as of August 1, 2018, April 10, 2019, and April 17, 2019, respectively.

Mr. Jones was an at-will employee. If Mr. Jones’ employment had been involuntarily terminated by the Company, he would have been entitled to receive severance payments in the amount of four months current base-salary.

On July 31, 2018, the Company and Robert Bzdick entered into a Non-Compete Letter Agreement (the “Bzdick Agreement”) whereby the parties mutually agreed that Mr. Bzdick’s employment as President of the Company and Chief Executive Officer of Premier Packaging Corporation, a wholly-owned subsidiary of the Company, would terminate effective on August 1, 2018. The Bzdick Agreement voided and replaced Mr. Bzdick’s previous employment agreement with the Company, originally dated February 12, 2010, and amended on October 1, 2012, except for the non-competition and non-solicitation covenants contained therein, which were carried forward in their entirety to the new Bzdick Agreement.

Pursuant to the terms of the Bzdick Agreement, Mr. Bzdick received his regular wages and contractual bonus sum accrued through the separation date, Bzdick and also receives the sum of $16,000 per month, for a period of 19 months, as consideration for the two-year non-competition and non-solicitation restrictive covenants contained in the Bzdick Agreement, which are identical to the restrictive covenants contained in Mr. Bzdick’s previous employment agreement, which are now incorporated by reference into the Bzdick Agreement. In addition, the Company agreed to continue to pay the cost of Mr. Bzdick’s health, dental and vision insurance coverage for a period of 19 months or until he is eligible for such benefits from another employer, whichever is shorter. In the Bzdick Agreement, Mr. Bzdick specifically acknowledges that, among other remedies, the Company is entitled to cease all payments under the Bzdick Agreement and recoup all payments previously made in the event Mr. Bzdick revokes, violates or breaches the Bzdick Agreement, or discontinues any promised act under the Bzdick Agreement. Moreover, the Bzdick Agreement further provides that in the event Mr. Bzdick breaches the Agreement by bringing suit or filing a claim with an administrative agency, then he must, as a condition precedent, repay to the Company in cash all consideration received pursuant to the Bzdick Agreement. The Bzdick Agreement also contains standard mutual release and damages clauses, and a clause that provides that in any action for breach of the Bzdick Agreement, the prevailing party shall be entitled to recover attorneys’ fees from the opposing party.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the equity awards we have made to our Named Executive Officers, which were outstanding as of December 31, 2018:

Name	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Number of Shares of Stock That Have Not Vested	Market Value of Shares of Stock That Have Not Vested	Option Exercise Price	Option Expiration Date
	(#)	(#)	(#)	($)	($)
	Exercisable	Un-exercisable
Philip Jones	11,095	-	-	-	8.00	3/5/2019
	8,375	-	-	-	2.40	12/18/2019

Jeffrey Ronaldi	51,775	-	-	-	8.00	3/5/2019

Robert Bzdick	-	-	-	-	-	-

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PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF FREED MAXICK CPAs, P.C.

AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for fiscal 2019.

In the event that the ratification of this selection is not approved by an affirmative majority of the votes cast on the proposal at the Annual Meeting, the Board of Directors will review its future selection of the Company’s independent registered public accounting firm.

A representative of Freed Maxick CPAs, P.C. is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K, the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. The aggregate fees billed for professional services rendered by our principal accountant, Freed Maxick CPAs, P.C., for audit and review services for the fiscal years ended December 31, 2018 and 2017 were approximately $125,117 and $119,106, respectively.

Audit Related Fees

The aggregate fees billed for other related services by our principal accountant, Freed Maxick CPAs, P.C., pertaining to the audit of the Company’s employee benefit plan and review of the stand-alone financial statements for one of the Company’s subsidiaries, for the years ended December 31, 2018 and 2017 were approximately $26,800 and $30,400, respectively.

Tax Fees

The aggregate fees billed for professional services rendered by our principal accountant, Freed Maxick CPAs, P.C., for tax compliance, tax advice and tax planning during the years ended December 31, 2018 and 2017 were approximately $33,305 and $27,833, respectively.

All Other Fees

There were no fees billed by our principal accountant, Freed Maxick CPAs, P.C., for other services during the years ended December 31, 2018 and 2017.

Administration of the Engagement; Pre-Approval of Audit and Permissible Non-Audit Services

The Company’s Audit Committee Charter requires that the Audit Committee establish policies and procedures for pre-approval of all audit or permissible non-audit services provided by the Company’s independent auditors. Our Audit Committee, approved, in advance, all work performed by our principal accountant, Freed Maxick CPAs, P.C. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may establish, either on an ongoing or case-by-case basis, pre-approval policies and procedures providing for delegated authority to approve the engagement of the independent registered public accounting firm, provided that the policies and procedures are detailed as to the particular services to be provided, the Audit Committee is informed about each service, and the policies and procedures do not result in the delegation of the Audit Committee’s authority to management. In accordance with these procedures, the Audit Committee pre-approved all services performed by Freed Maxick CPAs, P.C in the most recent fiscal year. The percentage of hours expended on Freed Maxick CPAs, P.C.’s engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF FREED MAXICK CPAs, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

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PROPOSAL NO. 3

APPROVAL OF THE COMPANY’S 2020 EQUITY INCENTIVE PLAN

Our Board of Directors has approved the Company’s 2020 Equity Incentive Plan (the “2020 Incentive Plan”), subject to shareholder approval. A copy of the 2019 Plan is attached as Appendix A to this proxy statement. The following summary of the 2020 Incentive Plan is qualified by reference to the full text of the 2020 Incentive Plan.

General Details and Provisions of the Plan

Purpose of the Plan. The 2020 Incentive Plan was established by the Company to (i) promote the success and enhance the value of the Company by a) linking the personal interests of participants of the 2020 Incentive Plan to those of Company stockholders and b) providing participants with an incentive for outstanding performance; and (ii) provide flexibility to the Company in its ability to motivate, attract, and retain the services of participants upon whose judgment, interest and special effort the successful conduct of its business is largely dependent.

The Board has the sole authority to implement, interpret, and/or administer the 2020 Incentive Plan unless the Board delegates (i) all or any portion of its authority to implement, interpret, and/or administer the 2020 Incentive Plan to a committee of the Board consisting of non-employee directors (the “Committee”), or (ii) the authority to grant and administer awards to non-executive employees of the Company under the 2020 Incentive Plan to an officer of the Company.

The 2020 Incentive Plan provides for the issuance of shares of Common Stock, including shares that may be issued related to the exercise of options awarded under the 2020 Incentive Plan, in an amount up to twenty percent (20%) of the total issued and outstanding shares of Common Stock as of December 31, 2019 (with additional shares to be authorized every first day of the next fiscal year in accordance with the 2020 Incentive Plan’s evergreen provision). The 2020 Incentive Plan shall be effective for 10 years, unless earlier terminated.

Employees, officers, directors, consultants and advisors of the Company or any affiliate of the Company (“Participants”) are eligible to receive an award under the 2020 Incentive Plan. The 2020 Incentive Plan provides Participants the opportunity to participate in the enhancement of shareholder value by the award of options and awards of Common Stock, granted as stock bonus awards, restricted stock awards, deferred share awards and performance-based awards, under the 2020 Incentive Plan. The 2020 Incentive Plan further provides for the Company to make payment of bonuses and/or consulting fees to certain Participants in options and Common Stock, or any combination thereof. As of the date hereof, the Company has 115 employees and 5 non-employee directors who may be Participants under the 2020 Incentive Plan; however, this does not include potential consultants or advisors who may be a Participant under the terms of the 2020 Incentive Plan or those who may become a Participant in the future. While our directors and our executive officers may participate in the 2020 Incentive Plan, the amounts and benefits that they may receive from the 2020 Incentive Plan (if any) has not been determined and is not currently determinable.

The market value of the Company’s Common Stock, as of the date that the Board of Directors approved the 2020 Incentive Plan, subject to shareholder approval, was $0.37 per share. No single participant under the 2020 Incentive Plan may receive more than 20% of all options awarded in a single year.

In the event of a corporate transaction involving the Company (including, without limitation, any merger, reorganization, consolidation, recapitalization, separation, liquidation, split-up, or share combination), the Committee shall adjust awards in any manner determined by the Committee to be an appropriate and equitable means to prevent dilution or enlargement of rights.

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Evergreen Provision

Under the 2020 Incentive Plan, the Company will initially reserve shares of Common Stock for issuance to eligible employees, officers, directors, consultants, and advisors of the Company and its affiliates in amount equal to twenty percent (20%) of the then issued and outstanding shares of the Company’s Common Stock as of December 31, 2019, subject to adjustment. The 2020 Incentive Plan provides that on the first day of each fiscal year of the Company during the period beginning in fiscal year 2021 and ending on the second day of fiscal year 2029, the number of shares of Common Stock authorized to be issued under the 2020 Incentive Plan will be increased by an amount equal to the lesser of (i) five percent (5%) of the total number of shares of Common Stock outstanding as of December 31 of the preceding fiscal year and (ii) an amount to be determined by the Company’s Board of Directors.

Stock Options

The Board, or the Committee, shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons who are to receive options under the 2020 Incentive Plan, (ii) to determine the number of shares of Common Stock to be covered by such options and the terms thereof, (iii) to determine the type of option granted (ISOs or Nonqualified Options), and (iv) to determine other such details concerning the vesting, termination, exercise, transferability and payment of such options. The Board or Committee shall thereupon grant options in accordance with such determinations as evidenced by a written option agreement.

The exercise price per share for Common Stock of options granted under the 2020 Incentive Plan shall be determined by the Board or Committee, but in no case shall be less than one hundred percent (100%) of the fair market value of the Common Stock (determined in accordance with the 2020 Incentive Plan) at the time the option is granted, provided that, with respect to ISOs granted to a person who holds ten percent (10%) or more of the total combined voting power of all classes of stock of the Company, the exercise price per share for Common Stock shall not be less than 110% of the fair market value of the Common Stock and the term of the ISO shall be no more than 5 years from date of grant. The fair market value of the Common Stock with respect to which ISOs may be exercisable for the first time by any Participant during any calendar year under all such plans of the Company and its affiliates shall not exceed $100,000, or such other amount provided in Section 422 of the Internal Revenue Code.

ISOs under the 2020 Incentive Plan may not be transferred except by will or laws of descent and, during the lifetime of the recipient of the ISO, only be exercised by such recipient. Nonqualified Options may be transferred as a gift in accordance with the applicable securities laws and regulations and with any stock option agreement. Shares issued pursuant to the exercise of options may be endorsed with a legend restricting their transfer or sale.

Each option shall terminate not more than ten years from the date of the grant or at such earlier time as the option agreement may provide. For those who own more than 10% of the total combined voting power of all classes of stock of the Company or an affiliate of the Company, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the option agreement may provide.

Bonus, Deferred, and Restricted Stock Awards

The Board, or the Committee, may, in its sole discretion, grant awards of Common Stock in the form of bonus awards, deferred awards, and restricted stock awards. Each stock award agreement shall be in such form and shall contain such terms and conditions as the Board, or the committee, deems appropriate. The terms and conditions of each stock award agreement may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate stock award agreements need not be identical.

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Performance Share Awards

The Board, or the Committee, may authorize grants of shares of Common Stock to be awarded upon the achievement of specified performance objectives, upon such terms and conditions as the Board, or the Committee, may determine. Such awards shall be conferred upon the Participant upon the achievement of specified performance objectives during a specified performance period, such objectives being set forth in the grant and including a minimum acceptable level of achievement and, optionally, a formula for measuring and determining the number of performance shares to be issued. Each performance share award agreement shall be in such form and shall contain such terms and conditions as the Board, or the Committee, deems appropriate. The terms and conditions of each performance share award may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate performance share award agreements need not be identical.

Adjustments

If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving consideration therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding options and other awards under the 2020 Incentive Plan, and (ii) the number of and class of shares then reserved for issuance under the 2020 Incentive Plan and the maximum number of shares for which awards may be granted to any Participant during a specified time period shall be appropriately and proportionately adjusted. The Board, or the Committee, shall make such adjustments, and its determinations shall be final, binding and conclusive.

Change in Control

If the Company is to be consolidated with or acquired by another entity in a merger, consolidation, or sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the administrator of the 2020 Incentive Plan (the “Administrator”) or the board of directors of any entity assuming the obligations of the Company (the “Successor Board”), shall, as to outstanding options issued under the 2020 Incentive Plan, either (i) make appropriate provision for the continuation of such options by substituting on an equitable basis for the shares then subject to such options either A) the consideration payable with respect to the outstanding shares of common stock in connection with the Corporate Transaction or B) securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such options must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such options being made partially or fully exercisable), within a specified number of days of the date of such notice, at the end of which period such options which have not been exercised shall terminate whether or not vested; or (iii) terminate such options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of common stock into which such option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such options being made partially or fully exercisable) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to clause (iii) above, in the case of a Corporate Transaction, the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

With respect to outstanding stock grants issued under the 2020 Incentive Plan, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such stock grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such stock grants either the consideration payable with respect to the outstanding shares of common stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding stock grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of common stock comprising such stock grant (to the extent such stock grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction).

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Plan Amendment or Termination.

Our Board has the authority to amend, suspend, or terminate our equity incentive plans, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. The 2020 Incentive Plan will terminate ten years after the earlier of (i) the date the 2020 Incentive Plan is adopted by the Board, and (ii) the date the 2020 Incentive Plan is approved by the shareholders, except that awards that are granted under the 2020 Incentive Plan prior to its termination will continue to be administered under the terms of the 2020 Incentive Plan until the awards terminate, expire or are exercised.

Federal Income Tax Consequences

Subject to other customary terms, the Company may, prior to certificating any Common Stock, deduct or withhold from any payment pursuant to a stock option or stock award agreement an amount that is necessary to satisfy any withholding requirement of the Company in which it believes, in good faith, is necessary in connection with U.S. federal, state, local or transfer taxes as a consequence of the issuance or lapse of restrictions on such Common Stock.

An individual who receives a grant of options (an “Optionee”) will generally not recognize any taxable income on the date Nonqualified Options are granted pursuant to the 2020 Incentive Plan. Upon exercise of the option, however, the Optionee must recognize, in the year of exercise, compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of Company common stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which Nonqualified Options are exercised equal to the amount of ordinary income recognized by those Optionees exercising options, and must comply with applicable tax withholding requirements. ISOs granted under the 2020 Incentive Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code. Under Section 422, an Optionee recognizes no taxable income when the option is granted. Further, the Optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option’s grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. This favorable tax treatment for the Optionee, and the denial of a deduction for the Company, will not, however, apply if the Optionee disposes of the shares acquired upon the exercise of an incentive stock option within two years from the granting of the option or one year from the receipt of the shares.

Other Information

The 2020 Incentive Plan will be effective January 1, 2020, subject to stockholder approval, and, subject to the right of the Committee to amend or terminate the 2020 Incentive Plan, will remain in effect as long as any awards under it are outstanding; provided, however, that no awards may be granted under the 2020 Incentive Plan after January 1, 2030.

The Committee may, at any time, amend, suspend or terminate the Plan, and the Committee may amend any award agreement; provided that no amendment may, in the absence of written consent to the change by the affected participant, materially alter or impair any rights or obligations under an award already granted under the 2020 Incentive Plan.

Required Vote

The affirmative vote of the holders of a majority of the Company’s common stock present at the annual meeting in person or by proxy and entitled to vote on this proposal is required to approve our 2020 Equity Incentive Plan.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2020 EQUITY INCENTIVE PLAN

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PROPOSAL NO. 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company’s stockholders to have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s Named Executive Officers included in the summary compensation table and related disclosures. The Company has disclosed the compensation of the Named Executive Officers pursuant to rules adopted by the SEC.

We believe that our compensation policies for the Named Executive Officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s stockholders. This advisory stockholder vote, commonly referred to as a “say-on-pay vote,” gives you as a stockholder the opportunity to approve or not approve the compensation of the Named Executive Officers that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

RESOLVED, that the stockholders of Document Security Systems, Inc. approve all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s 2019 Proxy Statement, as such compensation is disclosed in the Company’s 2019 Proxy Statement pursuant to Item 402 of Regulation S-K, which disclosure includes the Proxy Statement’s Summary Compensation Table and other executive compensation tables and related narrative disclosures.

Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation and Management Resources Committee will take into account the outcome of the stockholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in this Proposal 4 will not be construed: (1) as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the Named Executive Officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or the Company.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 4:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE COMPANY’S EXECUTIVE OFFICERS DISCLOSED IN THE SUMMARY COMPENSATION TABLE OF THIS PROXY STATEMENT.

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PROPOSAL NO. 5

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Dodd-Frank Act requires the Company’s stockholders to have the opportunity to cast a non-binding advisory vote regarding how frequently the Company should seek from its stockholders a non-binding advisory vote (similar to Proposal 4 above) on the compensation disclosed in the Company’s Proxy Statement of its executive officers who are named in the Proxy Statement’s summary compensation table for the year in question (the “named executive officers”). By voting on this frequency proposal, stockholders may indicate whether they would prefer that the advisory vote on the compensation of the Company’s named executive officers occur every one, two or three years. Stockholders may also abstain from voting on the proposal.

The Board of Directors has determined that an advisory vote by the Company’s stockholders on executive compensation that occurs every year is the most appropriate alternative for the Company. While the Company’s executive compensation programs are designed to promote a long-term connection between pay and performance, the Board of Directors recognizes that executive compensation disclosures are made annually. Holding an annual advisory vote on executive compensation provides the Company with more direct and immediate feedback on our compensation disclosures. However, shareholders should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, and because the different elements of our executive compensation programs are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change our executive compensation programs in consideration of any one year’s advisory vote on executive compensation by the time of the following year’s annual meeting of shareholders.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years when you vote in response to this proposal, and you may also abstain from voting on the proposal. Your vote on this proposal is not a vote to approve or disapprove of the Board’s recommendation but rather is a vote to select one of the options described in the preceding sentence. The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency of the advisory vote on executive compensation that has been recommended by the stockholders. However, because this vote is advisory and not binding on either the Board of Directors or the Company, the Board of Directors may subsequently decide that it is in the best interests of the Company and its stockholders to hold an advisory vote on executive compensation that differs in frequency from the option that received the highest number of votes from the Company’s stockholders at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 5:

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE TO CONDUCT AN ADVISORY STOCKHOLDER VOTE EVERY YEAR ON THE COMPENSATION OF THE COMPANY’S EXECUTIVE OFFICERS NAMED IN THE PROXY STATEMENT’S SUMMARY COMPENSATION TABLE FOR THAT YEAR.

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ANNUAL REPORT

For stockholders receiving this Proxy Statement, our Annual Report on Form 10-K as amended, and any amendments to the foregoing materials that are required to be furnished to stockholders, will be available on-line at www.proxyvote.com.

STOCKHOLDER PROPOSALS

Stockholders may present proposals for action at meetings of stockholders only if they comply with the proxy rules established by the SEC, applicable New York law and our Bylaws. No stockholder proposals were received for consideration at our 2019 Annual Meeting of Stockholders.

Under SEC Rule 14a-8, in order for a stockholder proposal to be included in our proxy solicitation materials for our 2020 Annual Meeting of Stockholders, it must be delivered to our Corporate Secretary at our principal executive offices by July 14, 2020, or no later than one hundred twenty (120) calendar days before the one-year anniversary of the date on which we first commenced mailing our proxy materials to stockholders in connection with this year’s Annual Meeting; provided, however, that if the date of the 2020 Annual Meeting of Stockholders is more than 30 days before or after December 9, 2020, notice by the stockholder must be delivered not later than the close of business on the later of (1) the 90th day prior to the 2020 Annual Meeting, or (2) the 10th day following the first public announcement of the date of the 2020 Annual Meeting.

Under our Bylaws, to be properly brought before the meeting, business must be either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not later than 90 days prior to the meeting anniversary date of the immediately preceding annual meeting or if no annual meeting was held for any reason in the preceding year, 90 days prior to the first Wednesday in December. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (1) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and record address of the stockholder proposing such business, (3) the class and number of shares of capital stock of the Company which are beneficially owned by the stockholder, and (4) any material interest of the stockholder in such business.

Management’s proxy holders for the next annual meeting of stockholders will have discretion to vote proxies given to them on any stockholder proposal of which we do not have notice prior to September 29, 2020.

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MISCELLANEOUS

The Company will pay the cost of soliciting proxies for the Annual Meeting. In addition to solicitation by mail, directors, officers and regular employees of the Company and other authorized persons such as The Proxy Advisory Group, LLC may solicit the return of proxies by telephone, telegram or personal interview. The Company will request brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to their principals and will agree to reimburse them for their reasonable out-of-pocket expenses.

The Company has engaged The Proxy Advisory Group, LLC to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $75,000 in total.

OTHER BUSINESS

The Board of Directors currently knows of no business to be brought before the Annual Meeting other than as set forth above. If other matters properly come before the Company at the Annual Meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their best judgment.

Stockholders are urged to vote according to the instructions provided without delay.

By order of the Board of Directors

Heng Fai Ambrose Chan Chairman of the Board
Rochester, New York
[November , 2019]

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APPENDIX A

DOCUMENT SECURITY SYSTEMS, INC.

2020 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN

1. DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Document Security Systems, Inc. 2020 Employee, Director and Consultant Equity Incentive Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan and pertaining to a Stock Right, in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

Cause means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non-feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

Common Stock means shares of the Company’s common stock, $0.02 par value per share.

Company means Document Security Systems, Inc., a New York corporation.

Consultant means any natural person who is an advisor or consultant that provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Exchange Act means the Securities Exchange Act of 1934, as amended.

Fair Market Value of a Share of Common Stock means:

(1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

(2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

(3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

ISO means an option intended to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

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Participant means an Employee, officer, director, Consultant or advisor of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Plan means this Document Security Systems, Inc. 2019 Employee, Director and Consultant Equity Incentive Plan.

Securities Act means the Securities Act of 1933, as amended.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant.

Stock Grant means a grant by the Company of Shares under the Plan.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan — an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2. PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3. SHARES SUBJECT TO THE PLAN.

(a) The number of Shares which may be issued from time to time pursuant to this Plan shall be twenty percent (20%) of the total issued and outstanding shares of Common Stock as of December 31, 2019, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 24 of the Plan.

In addition, on the first day of each calendar year, for a period of not more than ten (10) years, commencing January 1, 2021, or the first business day of the calendar year if the first day of the calendar year falls on a Saturday or Sunday, the Shares available under this Plan will automatically increase in an amount equal to the lesser of (i) five percent (5%) of the total number of shares of Common Stock outstanding as of December 31 of the preceding fiscal year or (ii) such number of shares of Common Stock as determined by the Board of Directors.

(b) If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company’s or an Affiliate’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued. However, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code.

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4. ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

(a) Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

(b) Determine which Employees, directors and Consultants shall be granted Stock Rights;

(c) Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 20% of the total Shares available under this Plan in any fiscal year be granted to any Participant in such fiscal year;

(d) Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

(e) Amend any term or condition of any outstanding Stock Right, including, without limitation, to accelerate the vesting schedule or extend the expiration date, provided that (i) such term or condition as amended is permitted by the Plan; (ii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant’s consent or in the event of death of the Participant the Participant’s Survivors; and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, the annual vesting limitation contained in Section 422(d) of the Code and described in Paragraph 6(b)(iv) below with respect to ISOs and pursuant to Section 409A of the Code; and

(f) Adopt any appendices applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which appendices may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right; provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company as defined by Rule 16a-1 under the Exchange Act.

5. ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

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6. TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

(a) Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

(i) Exercise Price: Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of Common Stock on the date of grant of the Option provided, that if the exercise price is less than Fair Market Value, the terms of such Option must comply with the requirements of Section 409A of the Code unless granted to a Consultant to whom Section 409A of the Code does not apply.

(ii) Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

(iii) Option Periods: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events.

(iv) Option Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

A. The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

B. The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

(v) Term of Option: Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

(b) ISOs: Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

(i) Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above, except clause (i) and (v) thereunder.

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(ii) Exercise Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

A. 10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or

B. More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.

(iii) Term of Option: For Participants who own:

A. 10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

B. More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

(iv) Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7. TERMS AND CONDITIONS OF STOCK GRANTS.

Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a) Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law, if any, on the date of the grant of the Stock Grant;

(b) Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(c) Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such rights shall accrue and the purchase price therefor, if any.

8. TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company.

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The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to affect the intent as described in this Paragraph 8.

9. EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised, or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c), and (d) above or (f) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

10.	PAYMENT IN CONNECTION WITH THE ISSUANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

The Company shall when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

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11. RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right except after due exercise of an Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or purchase price, if any, for the Shares being purchased and registration of the Shares in the Company’s share register in the name of the Participant.

12. ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above during the Participant’s lifetime a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

13. EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

(a) A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 14, 15, and 16, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

(b) Except as provided in Subparagraph (c) below, or Paragraph 15 or 16, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

(c) The provisions of this Paragraph, and not the provisions of Paragraph 15 or 16, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

(d) Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

(e) A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than ninety days, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the 181st day following such leave of absence.

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(f) Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

14. EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:

(a) All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.

(b) Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

15. EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:

(a) A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

(i) To the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability; and

(ii) In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of the Participant’s termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant’s termination of service due to Disability.

(b) A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant’s termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not been terminated due to Disability and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

(c) The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

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16. EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement:

(a) In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors:

(i) To the extent that the Option has become exercisable but has not been exercised on the date of death; and

(ii) In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

(b) If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

17. EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS AND STOCK-BASED AWARDS.

In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or a Stock-Based Award and paid the purchase price, if required, such grant shall terminate.

For purposes of this Paragraph 17 and Paragraph 18 below, a Participant to whom a Stock Grant has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 17 and Paragraph 18 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

18.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, in the event of a termination of service (whether as an Employee, director or Consultant), other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 19, 20, and 21, respectively, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant as to which the Company’s forfeiture or repurchase rights have not lapsed.

19. EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:

(a) All Shares subject to any Stock Grant whether or not then subject to forfeiture or repurchase shall be immediately subject to repurchase by the Company at par value.

(b) Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

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20. EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

21. EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s date of death.

22. PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue Shares under the Plan unless and until the following conditions have been fulfilled:

(a) The person who receives a Stock Right shall warrant to the Company, prior to the receipt of Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

(b) At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.

23. DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

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24. ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:

(a) Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise or purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraph 3(a) and 4(c) shall also be proportionately adjusted upon the occurrence of such events.

(b) Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, consolidation, or sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate whether or not vested; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant (to the extent such Stock Grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction).

In taking any of the actions permitted under this Paragraph 24(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

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(c) Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

(d) Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 24, including, but not limited to the effect of any, Corporate Transaction and, subject to Paragraph 4, its determination shall be conclusive.

(e) Modification of Options. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph (a), (b) or (c) above with respect to Options shall be made only after the Administrator determines whether such adjustments would (i) constitute a “modification” of any ISOs (as that term is defined in Section 424(h) of the Code) or (ii) cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).

25. ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

26. FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

27. CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an Employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

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28. WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the Plan or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

29. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

30. TERMINATION OF THE PLAN.

The Plan will terminate on January 1, 2030, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

31. AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded incentive stock options under Section 422 of the Code (including deferral of taxation upon exercise), and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. In addition, if NYSE Amex amends its corporate governance rules so that such rules no longer require stockholder approval of “material amendments” of equity compensation plans, then, from and after the effective date of such an amendment to such rules, no amendment of the Plan which (i) materially increases the number of shares to be issued under the Plan (other than to reflect a reorganization, stock split, merger, spin-off or similar transaction); (ii) materially increases the benefits to Participants, including any material change to: (a) permit a repricing (or decrease in exercise price) of outstanding Options, (b) reduce the price at which Shares or Options may be offered, or (c) extend the duration of the Plan; (iii) materially expands the class of Participants eligible to participate in the Plan; or (iv) expands the types of awards provided under the Plan shall become effective unless stockholder approval is obtained. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

32. EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

33. GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of New York.

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PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION

DOCUMENT SECURITY SYSTEMS, INC.
ATTN: FRANK D. HEUSZEL, CEO
200 CANAL VIEW BOULEVARD, SUITE 300
ROCHESTER, NY 14623

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on December 8, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on December 8, 2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E86981-P30279 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

DOCUMENT SECURITY SYSTEMS, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Withhold**
1a. Heng Fai Ambrose Chan	▢	▢
1b. Frank D. Heuszel	▢	▢
1c. John Thatch	▢	▢
1d. José Escudero	▢	▢
1e. Samson Lee	▢	▢
1f. Lowell Lo	▢	▢
1g. William Wu	▢	▢

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	**For**	**Against**	**Abstain**
2. Proposal to ratify the appointment of Freed Maxick CPAs, P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019.	▢	▢	▢
3. Proposal to approve the Company's 2020 Equity Incentive Plan.	▢	▢	▢
4. Advisory vote to approve the executive compensation of the Company's executive officers disclosed in the Summary Compensation Table of the Company's Proxy Statement.	▢	▢	▢

The Board of Directors recommends you vote "1 YEAR" on the following proposal:	**1 Year**	**2 Years**	**3 Years**	**Abstain**
5. Advisory vote on the frequency of the advisory vote on executive compensation.	▢	▢	▢	▢

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com.

E86982-P30279

DOCUMENT SECURITY SYSTEMS, INC.
Annual Meeting of Stockholders
December 9, 2019 10:30 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoint Frank D. Heuszel as proxy, with full powers of substitution, to vote all shares of Common Stock of DOCUMENT SECURITY SYSTEMS, INC. owned by the undersigned at the Annual Meeting of Stockholders to be held on December 9, 2019 and at any adjournments or postponements thereof, hereby revoking any proxy heretofore given. This proxy, when properly executed, will be voted in the manner directed on the reverse side hereof.

The proxy, who shall be present and acting, shall have and may exercise all the powers hereby granted.

IF NO ELECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR, "FOR" PROPOSALS 2, 3 AND 4 AND 1 YEAR ON PROPOSAL 5.

The proxy will use his discretion with respect to any other matters which properly come before the meeting.

Continued and to be signed on reverse side